EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2, of our report dated March 30, 2004, except for Notes 1 and 9, as to which the date is May 4, 2004, relating to the audited financial statements of Conversion Services International, Inc. We also consent to the reference to our firm under the heading "Experts."


                                                           /s/ Friedman LLP
                                                           ---------------------
                                                           Friedman LLP


Livingston, NJ
September 30, 2004